ASSUMPTION AGREEMENT


                          Dated as of December 15, 1999


                                       of


                                 FERRELLGAS, LP







Re:                Lease Agreement and Related Operative Documents
                    Dated as of December 15, 1999
                                  of
                    Thermogas L.L.C.







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
                          TABLE OF CONTENTS

SECTION                                                       HEADING                                          PAGE

Recitals..........................................................................................................1

SECTION 1.                 ASSUMPTION.............................................................................1


SECTION 2.                 REPRESENTATIONS AND WARRANTIES OF LESSEE...............................................2


SECTION 3.                 CONDITIONS TO ASSUMPTION...............................................................4


SECTION 4.                 COVENANT OF LESSEE.....................................................................5


SECTION 6.                 MISCELLANEOUS..........................................................................6

       Section 5.1.        Notices................................................................................6
       Section 5.2.        Counterparts...........................................................................6
       Section 5.3.        Amendments.............................................................................6
       Section 5.4.        Headings, etc..........................................................................6
       Section 5.5.        Governing Law..........................................................................6
       Section 5.6.        Payment of Costs.......................................................................6
       Section 5.7.        Severability...........................................................................6
       Section 5.8.        Submission to Jurisdiction; Waivers....................................................7
       Section 5.9.        Successors and Assigns.................................................................7
       Section 5.10.       Further Assurances.....................................................................7

Signature.........................................................................................................8



                              ASSUMPTION AGREEMENT

         ASSUMPTION AGREEMENT (this "Agreement"), dated as of December 15, 1999 of FERRELLGAS, LP, a Delaware limited partnership ("Lessee") and FERRELLGAS, INC., a Delaware corporation and the general partner of Lessee ("General Partner") for the benefit of the Agent, the Certificate Trustee, the Certificate Purchasers and the Lenders (as defined below).


                                    RECITALS

          A. Capitalized terms not otherwise defined herein shall have the meanings specified in Appendix 1 to the Participation Agreement (Thermogas Company Trust No. 1999-A) dated as of December 15, 1999 (the "Participation Agreement") among Thermogas L.L.C. ("Thermogas"), The Williams Companies, Inc. ("Williams"), First Security Bank, National Association, not in its individual capacity except as expressly set forth therein but solely as Certificate Trustee (the "Certificate Trustee"), First Security Trust Company of Nevada, as Agent (the "Agent"), the Certificate Purchasers named on Schedule I-A thereto (the "Certificate Purchasers") and the Lenders named on Schedule I-B thereto (the "Lenders").

          B. Pursuant to the Participation Agreement, the Lenders and the Certificate Purchasers have financed the acquisition by the Certificate Trustee of the Acquired Property.

          C. Pursuant to the Lease, Certificate Trustee has leased the Acquired Property to Thermogas on the terms and conditions set forth therein and in the other Operative Documents.

          D. The MLP has acquired all of the Member interests in Thermogas pursuant to the Purchase Agreement dated as of November 7, 1999 among the MLP, Lessee and Williams Natural Gas Liquids, Inc. and has contributed Thermogas to Lessee pursuant to the Contribution and Conveyance Agreement
(such  transactions  being referred to collectively as the "Acquisition").

          E. It is a condition to the Certificate Purchasers and the Lenders entering into the transactions contemplated by the Participation Agreement that Lessee assume all obligations of Thermogas under the Lease and the other Operative Documents upon the consummation of the Acquisition, and Lessee, in consideration of the Certificate Purchasers and the Lenders entering into such transactions, is willing to assume such obligations pursuant hereto.

         NOW, THEREFORE, in consideration of the premises and the benefits to Lessee and in consideration of the Certificate Purchasers and the Lenders entering into the transactions contemplated by the Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessee agrees as follows:

SECTION 1.           ASSUMPTION.

         Subject to the terms of this Agreement, Lessee hereby irrevocably, absolutely, unconditionally and expressly assumes (i) the due and punctual payment of all Rent, including all Basic Rent, Supplemental Rent, Lease Balance, Purchase Option Exercise Amount, Transaction Costs, Fees, indemnities, Interest, Yield and all other amounts to be paid by Thermogas under or pursuant to the Lease and the other Operative Documents to which Thermogas is a party in accordance with the terms thereof, and (ii) the due and punctual observance and performance of all covenants and agreements of Thermogas contained in the Lease and the other Operative Documents. Lessee covenants and agrees that its obligations and liabilities hereunder and under the Lease and the other Operative Documents shall be those of a primary obligor and not a guarantor, surety or other secondary party.

         Upon such assumption, Lessee shall be deemed the "Lessee" for all purposes of the Operative Documents and each reference therein to the "Lessee" shall thereafter be deemed to mean Lessee and Lessee may exercise all rights and powers, and shall perform all obligations, of the "Lessee" thereunder.

         As of the date of the consummation of the Acquisition, the execution and delivery of this Agreement by Lessee and fulfillment or waiver of the conditions set forth in Section 3 (the "Effective Date"), Williams (and each of its officers, directors, employees and agents) shall be released and discharged from any and all agreements, obligations, undertakings and covenants under the Lessee Guarantee and the Operative Documents to which it is a party. From and after the Effective Date, the Agent, the Certificate Trustee and the Participants shall look solely to Lessee, in accordance with this Agreement and the Operative Documents, for performance of the Liabilities referred to in the Lessee Guarantee (whether outstanding on the Effective Date or arising thereafter).

         General Partner hereby agrees to comply with all terms of the Operative Documents applicable to the "General Partner".

SECTION 2.           REPRESENTATIONS AND WARRANTIES OF LESSEE.

         Lessee represents and warrants to the Agent, the Certificate Trustee and each Participant that as of the date hereof and as of the date the transactions contemplated hereby are consummated:

         (a)    Corporate or Partnership Existence and Power.  Lessee:

     (i) is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

                  (ii) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business as now being or as proposed to be conducted and to execute, deliver, and perform its obligations under this Agreement;

                 (iii) is duly qualified as a foreign partnership and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license or where the failure so to qualify would have a Material Adverse Effect; and

                  (iv) is in compliance with all material Requirements of Law.

         (b)  Partnership  Authorization;   No  Contravention.   The  execution,
delivery and performance by Lessee of this Agreement have been duly authorized by all necessary partnership action on behalf of Lessee and all necessary corporate action on behalf of the General Partner, and do not and will not:

     (i) contravene the terms of any of the General Partner's or Lessee's Organization Documents;

                  (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the General Partner or Lessee is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject where such conflict, breach, contravention or Lien could reasonably be expected to have a Material Adverse Effect; or

                 (iii) violate any material Requirement of Law.

         (c)  Governmental  Authorization.   No  approval,  consent,  exemption,
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, Lessee of this Agreement, or (b) the continued operation of Lessee's business as contemplated to be conducted after the date hereof by the Operative Documents, except in each case such approvals, consents, exemptions, authorizations or other actions, notices or filings (i) as have been obtained, (ii) as may be required under state securities or Blue Sky laws, (iii) as are of a routine or administrative nature and are either (A) not customarily obtained or made prior to the consummation of transactions such as the transactions described in clauses (a) or (b) or (B) expected in the judgment of Lessee to be obtained in the ordinary course of business subsequent to the consummation of the transactions described in clauses (a) or (b), or (iv) that, if not obtained, could not reasonably be expected to have a Material Adverse Effect.

         (d) Binding  Effect.  This  Agreement  and, after giving effect to this
Agreement,  the Lease and the other  Operative  Documents  constitute the legal,
valid  and  binding  obligations  of  Lessee,   enforceable  against  Lessee  in
accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         (e) Litigation. There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of Lessee, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the General Partner, the MLP, Lessee or any of its Subsidiaries or any of their respective properties which:

     (i) purport to affect or pertain to this Agreement or any other Operative Document or any of the transactions contemplated hereby or thereby; or

                  (ii) if determined adversely to Lessee or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement, or directing that the transactions provided for herein not be consummated as herein provided.

         (f) No Default. No Lease Default or Lease Event of Default exists or would result from Lessee entering into this Agreement. Neither Lessee nor any Affiliate of Lessee is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would create a Lease Event of Default under Section 8.1(e) of the Lease.

         (g) Security Interest. (i) Certificate Trustee has a valid and enforceable Lien in the Units and the other Lessee Collateral free and clear of all Liens other than Permitted Liens and, upon the filing of the items listed on
Schedule 3.1(o) of the Participation Agreement (as to Lessee), Certificate Trustee will have a perfected first priority Lien of record in the Units and in the other Lessee Collateral as against all Persons including Lessee and its creditors, free and clear of all Liens other than Permitted Liens.

                  (ii) Agent has a valid and enforceable Lien in the Lessor Collateral free and clear of all Liens other than Permitted Liens and, upon the filing of the items listed on Schedule 3.1(o) of the Participation Agreement (as to Lessee), Agent will have a perfected first priority Lien of record in the Lessor Collateral as against all Persons including Lessee, Certificate Trustee and their creditors, free and clear of all Liens other than Permitted Liens.

         (h) Chief Executive Office of Lessee. The principal place of business and chief executive office, as such terms are used in Section 9-103(3) of the UCC, of Lessee are each located at One Liberty Plaza, Liberty, Missouri 64068.

         (i) Other Representations. The representations and warranties set forth in Section 4.1 of the Participation Agreement are true and correct in all material respects; provided that the representation set forth in Section 4.1(bb) of the Participation Agreement is made to the best of Lessee's knowledge.

SECTION 3.           CONDITIONS TO ASSUMPTION.

         The transactions contemplated by this Agreement shall be effective on the date that the following conditions precedent have been satisfied:

         (a)   Acquisition.   The  Agent,   the  Certificate   Trustee  and  the
Participants   shall  have  received  evidence   satisfactory  to  them  of  the
consummation of the Acquisition.

         (b) Authorization, Execution and Delivery of Agreement. This Agreement shall have been duly authorized, executed and delivered by Lessee, shall be in full force and effect, shall be in form and substance satisfactory to each Participant and an executed counterpart of each hereof shall have been received by each of the Participants, the Agent and the Certificate Trustee.

         (c) Proceedings. Each of the Participants, the Agent and the Certificate Trustee shall have received such documents and certificates as it may reasonably request to establish the authority of Lessee to enter into this Agreement and the transactions contemplated hereby.

         (d) Filings and Recordings. All filings or recordings enumerated and described in Schedule 3.1(o) of the Participation Agreement (as to Lessee), to perfect the rights, title and interest of the Certificate Trustee, the Participants and the Agent intended to be created by the Operative Documents shall have been made in the appropriate places or offices.

         (e) Transaction Costs; Fees. Lessee shall have paid any fees and expenses required to be paid pursuant to Section 5.6 to the extent invoices have been received therefor.

         (f) Opinions of Counsel. The Certificate Trustee, the Agent and the Participants shall have received opinions of Bracewell & Patterson, L.L.P., special counsel to Lessee, in form and substance satisfactory to them, with respect to this Agreement and the transactions contemplated hereby (including as to the filings referred to in clause (d) above).

         (g) Consents. All necessary consents, approvals and authorizations of, and declarations, registrations and filings with, and Governmental Authority or any other Person required in order to consummate the transactions contemplated herein shall have been obtained or made and shall be in full force and effect.

         (h) Proceedings Satisfactory, Etc. All proceedings taken in connection with the transactions contemplated hereby and all documents relating thereto shall be reasonably satisfactory to the Agent, the Certificate Trustee, each Participant and their respective counsel, and each such Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

SECTION 4.           COVENANT OF LESSEE.

         Lessee is also party to that certain Lease Intended as Security (Ferrellgas, LP Trust No. 1999-A) dated as of December 1, 1999 (the "Ferrellgas Lease") between Lessee and First Security Bank, National Association, not in its individual capacity but solely as Certificate Trustee, as lessor. Lessee covenants and agrees for the benefit of the Agent, the Certificate Trustee and each Participant that the options set forth in Article IX of the Lease and
Article IX of the Ferrellgas Lease and Section 2.12 of the Participation Agreement and Section 2.12 of the "Participation Agreement" referred to in the Ferrellgas Lease will be exercised concurrently and that the exercise of any such option under one such agreement is contingent on the corresponding option being exercised under the other agreement, it being the intent of Lessee that the exercise of such options shall operate in the same manner as if all of the Units under the Lease and the Ferrellgas Lease were covered by one lease and related operative documents.

SECTION 5.           MISCELLANEOUS.

     Section 5.1. Notices. All notices, request, demands or other communications hereunder shall be delivered in accordance with and shall be deemed to have been given as provided in Section 9.3 of the Participation Agreement. The address for notices to Lessee is Ferrellgas, LP, One Liberty Plaza, Liberty, Missouri 64068 attention: Chief Financial Officer.

     Section 5.2. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same agreement.

     Section 5.3. Amendments. This Agreement and the terms hereof may not be terminated, amended, supplemented, waived or modified without the written agreement or consent of Certificate Trustee, Agent, Lessee and the Required Participants

     Section 5.4. Headings, etc. The Table of Contents and headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         Section 5.5. Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF, THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

         Section 5.6. Payment of Costs. Lessee shall pay all fees and expenses, including reasonable fees and expenses of counsel, of the Agent, the Certificate Trustee and the Participants incurred in connection with the transactions contemplated by this Agreement.

         Section 5.7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 5.8. Submission to Jurisdiction; Waivers. (a) Lessee irrevocably and unconditionally:

                   (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in the Borough of Manhattan, and appellate courts from any thereof;

                  (ii) consents that any such action or proceedings may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                 (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Lessee at its address set forth in Section 5.1 or at such other address of which the Agent, the Certificate Trustee and the Participants shall have been notified pursuant to Section 9.3 of the Participation Agreement; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         (b) LESSEE HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE OPERATIVE DOCUMENTS AND FOR ANY COUNTERCLAIM THEREIN.

         Section 5.9. Successors and Assigns. All representations, warranties, covenants and agreements in this Agreement contained by or on behalf of Lessee shall bind and inure to the benefit of the respective successors and assigns of Lessee, the Agent, the Certificate Trustee and the Participants whether so expressed or not. The provisions of this Agreement are intended to be for the benefit of the Agent, the Certificate Trustee and the Participants, and shall be enforceable by any such Person and its permitted successors and assigns.

        Section 5.10. Further Assurances. Lessee covenants that it shall cooperate with the Agent, the Certificate Trustee and the Participants and execute such further instruments and documents as any such Person shall reasonably request to carry out to such Person's satisfaction the transactions contemplated by this Agreement.

         IN WITNESS WHEREOF, Lessee and General Partner have caused this Agreement to be executed as of the day and year first above written.


                                 FERRELLGAS, LP

                                 By Ferrellgas, Inc., its General Partner


                                 By
                                 Name:
                                 Title:



                                FERRELLGAS, INC.

                                By:
                                Name:
                                Title: